Acquisitions	12 Months Ended
Jan. 31, 2013
Business Acquisition, Cost of Acquired Entity, Purchase Price [Abstract]
Acquisitions
Note 13. Acquisitions
Certain acquisitions completed during fiscal 2013 and 2012, are as follows:
Bounteous Company Limited ("BCL"): In February 2007, the Company purchased an initial 35% interest in BCL, a holding company which owned Trust-Mart, a retailer operating in China, for $264 million and, as additional consideration, paid $376 million to extinguish a third-party loan issued to the selling BCL shareholders that was secured by the pledge of the remaining equity of BCL. Concurrent with its initial investment in BCL, the Company entered into a Shareholders' Agreement, which provided the Company with voting rights associated with a portion of the common stock of BCL securing the loan, amounting to an additional 30% of the aggregate outstanding shares. During the second quarter of fiscal 2013, the Company completed its acquisition of the remaining equity interest in BCL for an additional payment of approximately $101 million.
Massmart Holdings Limited ("Massmart"): In June 2011, the Company completed a tender offer for approximately 51% ownership in Massmart, a South African retailer with approximately 290 stores throughout sub-Saharan Africa. The final purchase price for the acquisition was ZAR 16.9 billion ($2.5 billion). The assets acquired were $6.9 billion, including $3.1 billion in goodwill; liabilities assumed were $2.4 billion; and the nonredeemable noncontrolling interest was $2.0 billion. The Company began consolidating Massmart's results in the quarter ended October 31, 2011.
Netto Food Stores Limited ("Netto"): In April 2011, the Company completed the regulatory approved acquisition of 147 Netto stores from Dansk Supermarked in the United Kingdom. The Company has converted the majority of these stores to the ASDA brand. The final purchase price for the acquisition was £750 million ($1.2 billion). The assets acquired were $1.3 billion, including $748 million in goodwill; and liabilities assumed were $103 million. The Company began consolidating Netto's results in the quarter ended July 31, 2011.
Each of these acquisitions is consolidated as part of the Walmart International segment. In addition, during fiscal 2013, the Company paid $316 million, net of cash acquired, for several other business acquisitions, one of which was an acquisition of the controlling interest in Newheight Holdings Ltd, a holding company that owns Yihaodian, an e-commerce business in China. None of the fiscal 2013 acquisitions were significant, individually or in the aggregate, to the Company's Consolidated Financial Statements.
Disposals
During the fourth quarter of fiscal 2011, the Company settled with the Internal Revenue Service a matter related to a worthless stock deduction from the final 2007 disposition of its German operations. This resulted in a $1.0 billion tax benefit recorded in discontinued operations in the Company's Consolidated Statement of Income. In addition, during fiscal 2012, tax and interest expense of $67 million was recorded to discontinued operations related to this settlement for U.S. federal and state income tax purposes.
The assets, liabilities, net sales and cash flows related to the Company's discontinued operations were not significant during fiscal years 2013, 2012 and 2011. The income (loss) from discontinued operations, net of income taxes, including the gain and (losses) upon disposition, are as follows:

	Fiscal Years Ended January 31,
(Amounts in millions)	2013	2012	2011
Germany	$—	$(67)	$1,041
Seiyu	—	—	(7)
Income (loss) from discontinued operations, net of income taxes	$—	$(67)	$1,034